================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                         June 22, 2005 (June 16, 2005)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                       001-32202                 88-0408274
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

     6370 Nancy Ridge Drive, Suite 112                              92121
           San Diego, California                               -------------
 ----------------------------------------                         Zip Code
 (Address of Principal Executive Offices)


                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         (a) On June 16, 2005, we entered into agreements with each of Hartoun Hartounian, Ph.D., our President and Chief Operating Officer, and William G. Kachioff, our Vice President, Finance and Chief Financial Officer, to amend their existing employment agreements effective as of May 1, 2005. The amendment agreements are attached hereto as Exhibits 99.1 and 99.2, and are incorporated to this description by reference.

         Under the terms of Dr. Hartounian's employment agreement as previously amended, Dr. Hartounian is paid a base salary of $250,000 per year, and is also eligible for a bonus of up to 40% of his base salary for the 2005 calendar year based on performance goals approved by our compensation committee under our performance cash bonus plan, which is described further in section (b) below. We have the right to terminate Dr. Hartounian's employment at any time and for any reason. If, however, we do so without cause or if Dr. Hartounian terminates his agreement for good reason, we must continue to pay his salary for six months following termination. Upon such termination, Dr. Hartounian will also be provided twelve months to exercise his vested options. The amendment entered into on June 16, 2005 provides that in the event Dr. Hartounian voluntarily resigns his employment for any reason on or before May 1, 2006, Dr. Hartounian will be entitled to the foregoing termination benefits. The June 16, 2005 amendment also provides that in the event Dr. Hartounian remains employed by us through May 1, 2006, he will be entitled to an additional bonus equal to 50% of the cash bonus awarded to Dr. Hartounian for 2005 under our performance cash bonus plan.

         Under the terms of Mr. Kachioff's employment agreement as previously amended, Mr. Kachioff is paid a base salary of $180,000 per year, and is also eligible for a bonus of up to 20% of his base salary for the 2005 calendar year based on performance goals approved by our compensation committee under our performance cash bonus plan, which is described further in section (b) below. We have the right to terminate Mr. Kachioff's employment at any time and for any reason. If, however, we do so without cause or if Mr. Kachioff terminates his agreement for good reason, we must continue to pay his salary for six months following termination. Upon such termination, Mr. Kachioff will also be provided twelve months to exercise his vested options. The amendment entered into on June 16, 2005 provides that in the event Mr. Kachioff voluntarily resigns his employment for any reason on or before May 1, 2006, Mr. Kachioff will be entitled to the foregoing termination benefits. The June 16, 2005 amendment also provides that in the event Mr. Kachioff remains employed by us through May 1, 2006, he will be entitled to an additional bonus equal to 50% of the cash bonus awarded to Mr. Kachioff for 2005 under our performance cash bonus plan.

         (b) On June 16, 2005, the board of directors approved, upon recommendation of the compensation committee, the performance criteria for potential bonuses to be paid to Dr. Hartounian and Mr. Kachioff for the 2005 calendar year under our performance cash bonus plan.

         Under the plan, Dr. Hartounian is eligible for a bonus of up to 40% of his annual salary for the 2005 calendar year and Mr. Kachioff is eligible for a bonus of up to 20% of his annual salary for the 2005 calendar year, based on the evaluation of specific performance goals and accomplishments which were submitted by each of them and approved by the compensation committee and the full board of directors.

         The specific performance objectives have each been assigned a percentage weighting for purposes of calculating the potential bonuses. The performance objectives for Dr. Hartounian are based on (a) progression of preclinical development programs and advancement of scientific research (weighted 55%), (b) operational and administrative goals, including matters relating to human resources (weighted 40%), and (c) oversight of budget, financial transactions and Securities and Exchange Commission reporting matters (weighted 5%). The performance objectives for Mr. Kachioff are based on (a) safeguarding corporate assets and managing corporate expenses (weighted 35%),
(b) maintaining compliance with the rules and regulations of the Securities and Exchange Commission (weighted 45%) and (c) operational and administrative goals, including matters relating to human resources (weighted 20%).

         After the conclusion of the 2005 calendar year, the compensation committee will evaluate the approved performance objectives and recommend to the board for approval, the bonus amounts for Dr. Hartounian and Mr. Kachioff, ranging from no bonus up to the maximum amounts set forth above.


ITEM 8.01         OTHER EVENTS.

         On June 16, 2005, our board of directors established an executive committee of the Board of Directors, and appointed John J. Hagenbuch (Chair), Myron A. Wick and James R. Gavin III, M.D., Ph.D. as its initial members. The executive committee is primarily responsible for overseeing and approving financing activities for us and our subsidiaries, and for managing and coordinating stockholder relations. The executive committee will also perform such other functions that may be designated to it from time to time by our board of directors.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Amendment Agreement with Hartoun Hartounian, Ph.D. dated June 16, 2005

         99.2     Amendment Agreement with William G. Kachioff dated June 16,
                  2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 22, 2005                  MicroIslet, Inc.


                                      By:  /s/ John F. Steel IV
                                           -------------------------------------
                                           John F. Steel IV
                                           Chairman and Chief Executive Officer